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Exhibit 99.2

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

        In connection with the accompanying Annual Report on Form 10-K/A, Amendment No. 3, of Pacifc Gas and Electric Company for the year ended December 31, 2002, I, Gordon R. Smith, President and Chief Executive Officer of Pacifc Gas and Electric Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

  (1)
  such Annual Report on Form 10-K/A, Amendment No. 3, of Pacific Gas and Electric Company for the year ended December 31, 2002, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  the information contained in such Annual Report on Form 10-K/A, Amendment No. 3, of Pacifc Gas and Electric Company for the year ended December 31, 2002, fairly presents, in all material respects, the financial condition and results of operations of Pacific Gas and Electric Company.

/s/ GORDON R. SMITH GORDON R. SMITH President and Chief Executive Officer

June 30, 2003

        A signed original of this written statement required by Section 906 has been provided to PG&E Corporation and will be retained by PG&E Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

        In connection with the accompanying Annual Report on Form 10-K/A, Amendment No. 3, of Pacifc Gas and Electric Company for the year ended December 31, 2002, I, Kent M. Harvey, Senior Vice President, Chief Financial Officer and Treasurer of Pacifc Gas and Electric Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

  (1)
  such Annual Report on Form 10-K/A, Amendment No. 3, of Pacific Gas and Electric Company for the year ended December 31, 2002, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  the information contained in such Annual Report on Form 10-K/A, Amendment No. 3, of Pacifc Gas and Electric Company for the year ended December 31, 2002, fairly presents, in all material respects, the financial condition and results of operations of Pacific Gas and Electric Company.

/s/ KENT M. HARVEY KENT M. HARVEY President and Chief Executive Officer

June 30, 2003

        A signed original of this written statement required by Section 906 has been provided to PG&E Corporation and will be retained by PG&E Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

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  Exhibit 99.2
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350